                                                                   Exhibit 10.25

                              MCKESSON CORPORATION
                                SECOND AMENDMENT
                               TO CREDIT AGREEMENT

                               (364 DAY FACILITY)

        This SECOND AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of October 5, 2001 and entered into by and among McKesson Corporation, a Delaware corporation formerly known as McKesson HBOC, Inc. (the "COMPANY"), the financial institutions listed on the signature pages hereof (the "BANKS"), The Chase Manhattan Bank, as a documentation agent for the Banks, First Union National Bank, as a documentation agent for the Banks, Bank One, N.A., as a documentation agent for the Banks, Credit Suisse First Boston, as a documentation agent for the Banks and Bank of America, N.A., as administrative agent for the Banks (the "ADMINISTRATIVE AGENT"), for which Banc of America Securities LLC has acted as sole lead Arranger, and is made with reference to that certain Credit Agreement dated as of October 22, 1999 (as amended or otherwise modified up to the date hereof, the "CREDIT AGREEMENT"), by and among the parties thereto. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

        WHEREAS, the Company and the Banks desire to amend the Credit Agreement
(a) to extend the Revolving Facility Termination Date for an additional 364 day period and (b) to modify certain other provisions; and

        WHEREAS, the Company and the Banks have agreed to increase the total amount of the Commitments to $1,075,000,000;

        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.     AMENDMENTS TO THE CREDIT AGREEMENT

1.1     GENERAL

        All references in the Credit Agreement and the Exhibits thereto to the Company's name are hereby amended by deleting the name "McKesson HBOC, Inc." and substituting in lieu thereof the name "McKesson Corporation".

1.2     AMENDMENTS TO ARTICLE I: DEFINITIONS

        A. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Applicable Margin" and substituting the following in lieu thereof:

               "Applicable Margin" means, on any date and with respect to each Offshore Rate Loan (subject to clauses (b) through (d) of the definition of "Applicable Rating Level"), the applicable margin set forth below based on the Applicable Rating Level on such date:

    Applicable            Applicable Margin
    Rating Level          (in basis points)
    ------------          ------------------
    Level I                     42.0
    Level II                    46.0
    Level III                   51.5
    Level IV                    62.5
    Level V                     82.5
    Level VI                   102.5


        B. Section 1.1 of the Credit Agreement is hereby further amended by deleting, in the definition of "Revolving Facility Termination Date," the date "October 9, 2001" and substituting in lieu thereof the date "October 4, 2002".

        C. Section 1.1 of the Credit Agreement is hereby amended by deleting, in the definition of "Term Loan Maturity Date," the date "October 8, 2002" and substituting in lieu thereof the date "October 3, 2003".

1.3     AMENDMENT TO ARTICLE II: THE CREDITS

        A. Section 2.1 of the Credit Agreement is hereby amended by deleting the last sentence thereof and substituting in lieu thereof the following: "On October 5, 2001, the aggregate of all Commitments hereunder is $1,075,000,000."

        B. Section 2.9(a) of the Credit Agreement is hereby amended by deleting the date "September 8, 2000" and substituting in lieu thereof the date "August 28, 2001".

        C. Section 2.9 of the Credit Agreement is hereby amended by adding a new
Section 2.9(c) at the end thereof to read as follows:

           (c) Utilization Fees. The Company shall pay to the Administrative Agent for the account of each Bank a utilization fee during any period when (i) prior to the Revolving Facility Termination Date, the sum of (x) the Total Utilization of Facility A Commitments (as such term is defined in the November 1998 Credit Agreement) and (y) the principal amount of all outstanding Loans (as defined herein) exceeds 30% of the sum of (A) the aggregate of Facility A Commitments (as such term is defined in the November 1998 Credit Agreement) and
(B) the aggregate of the Commitments or (ii) any Term Loans are outstanding. Such utilization fee shall accrue from the Closing Date to the Revolving Facility Termination Date or, if the Term Loans are made, the Term Loan Maturity Date and shall be due and payable quarterly in arrears on the later of the fifth Business Day following the end of each calendar quarter or the fifth Business Day after the Company has received from the Administrative Agent a notice setting forth the amount of such fee. The utilization fee shall be calculated on a daily basis and shall be equal, on any given date, to (I) the principal amount of all outstanding Loans on such date multiplied by (II) .15% per annum.

1.4     SUBSTITUTION OF SCHEDULE

        A. Schedule 2.1 to the Credit Agreement is hereby amended by deleting said Schedule 2.1 in its entirety and substituting in place thereof a new
Schedule 2.1 in the form of Annex I to this Amendment.

SECTION 2.     CONDITIONS TO EFFECTIVENESS

        This Amendment shall become effective upon receipt by the Administrative Agent of all of the following, in form and substance satisfactory to the Administrative Agent (the date of satisfaction of such condition being referred to herein as the "SECOND AMENDMENT EFFECTIVE DATE"):

              A. Amendment. This Amendment executed by each party hereto;

              B. Resolutions: Incumbency.

                 (i) Copies of the resolutions of the board of directors of the Company authorizing the transactions contemplated hereby, certified as of the Second Amendment Effective Date by the Secretary or an Assistant Secretary of the Company; and

                 (ii) A certificate of the Secretary or Assistant Secretary of the Company, certifying the names and true signatures of the officers of the Company authorized to execute, deliver and perform, as applicable, this Amendment, and all other Loan Documents to be delivered by it hereunder;

              C. Organization Documents; Good Standing. Each of the following documents:

                 (i) The articles or certificate of incorporation and the bylaws of the Company as in effect on the Second Amendment Effective Date, certified by the Secretary or Assistant Secretary of the Company as of the Second Amendment Effective Date; and

                 (ii) A good standing and tax good standing certificate for the Company from the applicable Secretary of State (or similar, applicable Governmental Authority) of the States of Delaware and California dated as of a recent date;

              D. Legal Opinion. An opinion of Ivan D. Meyerson, Senior Vice President, General Counsel and Secretary of the Company, addressed to the Administrative Agent and the Banks, substantially in the form of Exhibit A;

              E. Payment of Fees. Evidence of payment by the Company of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Second Amendment Effective Date, together with Attorney Costs of Bank of America to the extent invoiced prior to or on the Second Amendment Effective Date, including any such costs, fees and expenses arising under or referenced in Sections 2.9 and 10.4 of the Credit Agreement; provided that, notwithstanding the above, such payment by the Company shall include all accrued and unpaid facility fees through the Second Amendment Effective Date;

              F. Company Certificate. A certificate signed by a Responsible Officer of the Company, dated as of the Second Amendment Effective Date, stating that:

                 (i) the representations and warranties contained in Section 3 hereof and in Article V of the Credit Agreement are true and correct on and as of such date, as though made on and as of such date;

                 (ii) no Default or Event of Default exists;

                 (iii) there has occurred since March 31, 2001, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect.

SECTION 3.     COMPANY'S REPRESENTATIONS AND WARRANTIES

        In order to induce the Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Company represents and warrants to each Bank that the following statements are true, correct and complete:

               A. DUE INCORPORATION, VALID EXISTENCE AND GOOD STANDING; CORPORATE POWER AND AUTHORITY. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

               B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Company.

               C. NO CONFLICT. The execution and delivery by the Company of this Amendment and the performance by the Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of the Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on the Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Company or any of its Subsidiaries,
(iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of the Administrative Agent on behalf of the Banks), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Company or any of its Subsidiaries.

               D. GOVERNMENTAL CONSENTS. The execution and delivery by the Company of this Amendment and the performance by the Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority.

               E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by the Company and this Amendment and the Amended Agreement are the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

               F. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION 4.     MISCELLANEOUS

               A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Bank under, the Credit Agreement or any of the other Loan Documents.

                  (iv) The Credit Agreement, as amended hereby, together with the other Loan Documents (including the Fee Letter), embodies the entire agreement and understanding among the Company, the Banks and the Administrative Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

               B. FEES AND EXPENSES. The Company acknowledges that all costs, fees and expenses as described in Section 10.4 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Company.

               C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

               D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (INCLUDING WITHOUT LIMITATION SECTION 1646.5 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

               E. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                            MCKESSON CORPORATION

                            By: \s\ William R. Graber
                               ------------------------------------------
                            Name:   William R. Graber
                            Title:  Senior Vice President and Chief Financial
                                    Officer

                            By: \s\ Nicholas A. Loiacono
                               ------------------------------------------
                            Name:   Nicholas A. Loiacono
                            Title: Vice President and Treasurer

                            BANK OF AMERICA, N.A., as Administrative Agent

                            By: \s\ Richard L. Nichols, Jr.
                               ------------------------------------------
                            Name:   Richard L. Nichols, Jr.
                            Title:  Managing Director

                            BANK OF AMERICA, N.A., as a Bank

                            By: \s\ Richard L. Nichols, Jr.
                               ------------------------------------------
                            Name:   Richard L. Nichols, Jr.
                            Title:  Managing Director

                            THE CHASE MANHATTAN BANK, as a documentation agent and as a Bank

                            By: \s\ William P. Rindfuss
                               ------------------------------------------
                            Name:   William P. Rindfuss
                            Title:  Vice President

                            BANK ONE, NA, as documentation agent and as a Bank

                            By: \s\Kandis A. Jaffrey
                               ------------------------------------------
                            Name:   Kandis A. Jaffrey
                            Title:  Vice President

                            FIRST UNION NATIONAL BANK, as documentation agent and as a Bank

                            By: \s\Jeanette A. Griffin
                               ------------------------------------------
                            Name:   Jeanette A. Griffin
                            Title:  Vice President

                            CREDIT SUISSE FIRST BOSTON, as a Bank

                            By: \s\William S. Lutkins
                               ------------------------------------------
                            Name:   William S. Lutkins
                            Title:  Vice President

                            By: \s\Robert N. Finney
                               ------------------------------------------
                            Name:   Robert N. Finney
                            Title:  Managing Director

                            MELLON BANK, N.A., as a Bank

                            By: \s\John N. Cate
                               ------------------------------------------
                            Name:   John N. Cate
                            Title:  Vice President

                            TORONTO DOMINION (TEXAS), INC., as a Bank

                            By: \s\Alva J. Jones
                               ------------------------------------------
                            Name:   Alva J. Jones
                            Title:  Vice President

                            FLEET NATIONAL BANK, as a Bank

                            By: \s\Carol Castle
                               ------------------------------------------
                            Name:   Carol Castle
                            Title:  Director

                            WELLS FARGO BANK, N.A., as a Bank

                            By: \s\Paul K. Stimpfl
                               ------------------------------------------
                            Name:   Paul K. Stimpfl
                            Title:  Senior Vice President

                            THE BANK OF NEW YORK, as a Bank

                            By:  \s\Rebecca K. Levine
                               ------------------------------------------
                            Name:   Rebecca K. Levine
                            Title:  Vice President

                            U.S. BANK NATIONAL ASSOCIATION, as a Bank

                            By:  \s\Aaron J. Gordon
                               ------------------------------------------
                            Name:   Aaron J. Gordon
                            Title:  Vice President

                            THE BANK OF NOVA SCOTIA, as a Bank

                            By:  \s\R. P. Reynolds
                               ------------------------------------------
                            Name:   R.P. Reynolds
                            Title:  Director

                            PNC BANK, NATIONAL ASSOCIATION, as a Bank

                            By:  \s\Philip K. Liebscher
                               ------------------------------------------
                            Name:   Philip K. Liebscher
                            Title:  Vice President

                            ALLFIRST BANK, as a Bank

                            By:  \s\Jennifer G. Erickson
                               ------------------------------------------
                            Name:   Jennifer G. Erickson
                            Title:  Vice President

                            FIFTH THIRD BANK, as a Bank

                            By:  \s\Jeff Assenmacher
                               ------------------------------------------
                            Name:   Jeff Assenmacher
                            Title:  Large Corporate Officer

                            BNP PARIBAS, as a Bank

                            By:  \s\Katherine Wolfe
                               ------------------------------------------
                            Name:   Katherine Wolfe
                            Title:  Director

                            By:  \s\Sandra F. Bertram
                               ------------------------------------------
                            Name:   Sandra F. Bertram
                            Title:  Vice President

                            LEHMAN COMMERCIAL PAPER INC., as a Bank

                            By:  \s\Michelle Swansen
                               ------------------------------------------
                            Name:   Michelle Swansen
                            Title:  Authorized Signatory

                                     ANNEX I

                                  SCHEDULE 2.1
                           COMMITMENTS/PRO RATA SHARES

                        (Effective as of October 5, 2001)


                                              TOTAL
               BANK                         COMMITMENTS            PRO RATA SHARES
               ----                         -----------            ---------------
Bank of America, N.A. .............       $  161,666,666.67        15.038759690%
The Chase Manhattan Bank ..........       $  160,000,000.00        14.883720930%
Bank One, N.A. ....................       $   83,333,333.33         7.751937984%
First Union National Bank .........       $  133,333,333.00        12.403100744%
Credit Suisse First Boston ........       $  125,000,000.00        11.627906977%
Mellon Bank, N.A. .................       $   16,666,667.00         1.550387628%
Toronto Dominion (Texas), Inc. ....       $   41,666,667.00         3.875969023%
Wells Fargo Bank, N.A. ............       $   50,000,000.00         4.651162791%
The Bank of New York ..............       $   33,333,333.33         3.100775193%
U.S. Bank National Association ....       $   53,333,333.00         4.961240279%
The Bank of Nova Scotia ...........       $   50,000,000.00         4.651162791%
PNC Bank, National Association ....       $   10,000,000.00         0.930232558%
Allfirst Bank .....................       $   16,666,666.67         1.550387597%
Fifth Third Bank ..................       $   15,000,000.00         1.395348837%
Fleet National Bank ...............       $   50,000,000.00         4.651162791%
BNP Paribas .......................       $   25,000,000.00         2.325581395%
Lehman Commercial Paper Inc .......       $   50,000,000.00         4.651162791%

Totals: ...........................       $1,075,000,000.00                 100%




                                            A-1